Subsequent Events [Text Block]	6 Months Ended
Sep. 30, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]

21.    SUBSEQUENT EVENTS

Issuance of Unsecured Perpetual Subordinated Bonds with Optional-Redemption Clause and Write-down Clause

On October 23, 2015, MUFG determined the issuance of its second series of unsecured perpetual subordinated bonds totaling ¥150 billion with optional-redemption clause and write-down clause in order to enhance the regulatory capital of MUFG and its consolidated subsidiaries, and the payment was completed on October 29, 2015. The bonds rank, as to the payment of liabilities in MUFG’s liquidation proceedings excluding special liquidation proceedings, effectively, junior to the general creditors and dated subordinated creditors of MUFG, senior to MUFG’s common shares, and pari passu with MUFG’s preferred shares and its special purpose companies’ preferred securities. The bonds are qualified as MUFG’s Additional Tier 1 capital under the current applicable capital adequacy requirements.

Approval of Dividends

On November 13, 2015, the Board of Directors of MUFG approved the payment of semi-annual interim cash dividends of ¥9 per share of Common stock, totaling ¥125,212 million, that were payable on December 4, 2015 to the shareholders of record on September 30, 2015.

Repurchase of own shares

From November 16, 2015 to December 8, 2015, MUFG repurchased 121,703,700 shares of MUFG’s common stock. These purchases were made through Off-Auction Own Share Repurchase Trading (ToSTNeT-3) of the Tokyo Stock Exchange and by market purchases based on the discretionary dealing contract regarding repurchase of own shares for approximately ¥100 billion in aggregate in satisfaction of the resolution adopted at the meeting of the Board of Directors of MUFG held on November 13, 2015. The repurchase plan as authorized by the Board of Directors of MUFG allowed for the repurchase of an aggregate amount of up to 140,000,000 shares, which represents the equivalent of 1.01% of the total number of common shares outstanding, or of an aggregate repurchase amount of up to ¥100 billion. The purpose of repurchase is to enhance the return of earnings to shareholders, to improve capital efficiency, and to implement flexible capital policies.

Capital and Business Alliance with Security Bank Corporation

On January 14, 2016, BTMU announced that it entered into a subscription agreement with Security Bank Corporation (“Security Bank”), a commercial bank in the Philippines, and agreed to establish a capital and business alliances with Security Bank. Security Bank is listed on the Philippines Stock Exchange and is not part of any local conglomerate in the Philippines. As part of the transaction, BTMU plans to acquire through a private placement newly issued common shares and preferred shares with voting rights, representing in the aggregate 20.0% of Security Bank’s equity interest on a fully diluted basis for Philippine peso 36,943 million, or approximately ¥97,160 million. Following the completion of the acquisition, BTMU will have the right to appoint two directors to Security Bank’s board of directors. The transaction is expected to close during the first half of the calendar year 2016, subject to regulatory approvals and satisfaction of other conditions precedent. Following the completion of the transaction, Security Bank is expected to be treated as an equity method investee of BTMU.